Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

AWCC Holdings, LLC

We have audited the accompanying financial statements of the Rental Operations of AWCC Holdings, LLC which comprise the statements of revenues and expenses for the year ended December 31, 2013, and the related notes.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the financial statements; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and expenses as described in Note 1 of the Company for the year ended December 31, 2013, in accordance with the rules and regulations of the Securities and Exchange Commission.

Emphasis of Matter

We draw attention to Note 1 to the financial statements, which describes that the accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange

Commission (for inclusion in the Form 8-k of Hannon Armstrong Sustainable Infrastructure Capital, Inc.) and are not intended to be a complete presentation of AWCC Holdings, LLC’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP

August 11, 2014

Hartford, CT

Rental Operations of AWCC Holdings, LLC

Statements of Revenues and Expenses

Three Months Ended March 31, 2014 and Year Ended December 31, 2013

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
	(Unaudited)

REVENUES:
Rental income	$506,615	$2,134,997
Other income	—	112,047

Total revenues	506,615	2,247,044

Property taxes and other expenses	24,460	32,416

REVENUES IN EXCESS OF EXPENSES	$482,155	$2,214,628

See notes to statements of revenues and expenses.

RENTAL OPERATIONS OF AWCC HOLDINGS, LLC

NOTES TO STATEMENTS OF REVENUES AND EXPENSES

THREE MONTHS ENDED MARCH 31, 2014 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2013

1.	BACKGROUND AND BASIS OF PRESENTATION

The accompanying Statements of Revenues and Expenses (the Statements) include the rental operations of AWCC Holdings, LLC (the “Properties”), which consist of approximately 7,500 acres among three parcels of land and related long-term land leases to three utility scale solar projects located in Imperial County, California and San Luis Obispo County, California (the “Rental Operations”). AWCC Holdings, LLC is a wholly owned subsidiary of American Wind Capital Company, LLC and owned the real property acquired by Hannon Armstrong Sustainable Infrastructure Capital, Inc.

The accompanying Statements related to the Properties have been prepared on an accrual basis and for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the SEC), as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Properties, have been excluded. Such items may include employee costs, management fees, interest expense, amortization of any real estate intangibles such as above and below market lease values and interest income. The Statements are not intended to be a complete presentation of the revenues and expenses of the Rental Operations noted above.

An unaudited statement of revenues and expenses is being presented for the three months ended March 31, 2014, and an audited statement of revenues and expenses is being presented for the most recent fiscal year (December 31, 2013) instead of the three most recent years based on the following factors: (a) the land investments were acquired from an unaffiliated party and (b) based on due diligence of the land investments, management is not aware of any material factors relating to the land investments that would cause this financial information not to be indicative of future operating results.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition — Rents are recognized on accrual straight line basis over the terms of the related leases. Other income relates to the reimbursement of real estate taxes recognized as revenue in the period. The reimbursement is recognized and presented gross.

Property Taxes and Other Expenses — Such expenses represent the direct expenses of operating the respective property and include real estate property taxes, insurance, and professional and filing fees.

Use of Estimates — Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to present the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Accordingly, actual results could differ from those estimates.

Interim Statements — The statement of revenues and expenses for the three months ended March 31, 2014, is unaudited; however, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of the revenues and expenses for the interim period have been included. Revenues and expenses for the interim period are not necessarily indicative of the results that may be expected for the full year.

3.	FUTURE MINIMUM RENTAL INCOME

The Properties receive rental income in connection with the land leases to three utility scale solar projects located in Imperial County, California and San Luis Obispo County, California. The expiration dates of these leases range from 2041 to 2043. The minimum future cash rents receivable under these non-cancelable operating leases as of March 31, 2014, are as follows:

Period Ending March 31,	Amount
2015	$3,674,829
2016	3,876,997
2017	3,932,096
2018	3,987,643
2019	4,043,736
Thereafter	112,345,232

$131,860,533

4.	TENANT CONCENTRATION

For the year ended December 31, 2013, and the three months ended March 31, 2014, three tenants represented 100% of the Properties’ rental revenues.

5.	COMMITMENTS AND CONTINGENCIES

The Properties are subject to legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Properties’ results of operations.

One of the Properties is involved in a legal proceeding regarding collection of certain property taxes paid by the Property on behalf of the lessee. The Property recorded a $287,000 receivable (and a corresponding reduction of expense) as of and for the year ended December 31, 2013 in connection with this matter. Subsequent to March 31, 2014, the lessee has paid all current taxes due. Management believes a favorable outcome and collection of the receivable is probable.

6.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 11, 2014, the date which the financial statements were available to be issued.

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